Lexington
Emerging Markets Fund, Inc.

Investment Adviser

LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Sub-Adviser

STRATOS ADVISORS, INC.
Wall Street Tower
20 Exchange Place, 52 nd Floor
New York, New York 10005

Distributor

LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

www.lexingtonfunds.com

This report has been prepared for the information of the contractholders of Lexington Emerging Markets Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

LEX285-AR12/99
                         =============================
                                   LEXINGTON
                                   EMERGING
                                    MARKETS
                                  FUND, INC.
                          ---------------------------
                             Investment Objective:
                          Long-term Growth of Capital
                          ---------------------------
                                 Annual Report
                               December 31, 1999

                              The Lexington Group
                                  of No-Load
                             Investment Companies
                         =============================

[LOGO OF LEXINGTON]
Dear Contractholders:

            The Lexington Emerging Markets Fund increased by 81.19%* during the fourth quarter and increased by 127.14%* for the full year of 1999. According to Lipper, Inc., the average emerging markets fund increased 36.19% for the quarter and 70.77% for the year. The following is a discussion of the major factors impacting the performance of emerging markets in 1999.

            Y2K was a nonevent in emerging markets. The fourth quarter return looks to have finally generated investment interest from long dormant institutional players, who have shunned the asset class since 1997. Renewed foreign attention coupled with a steady inflow of domestic capital provides emerging markets with the possibility of a second year of a healthy performance. However, once again, we are not “holding our breath” in anticipation of foreign inflows, we believe that the local investor will be the dominant player in emerging markets.

            Over the past six months we have successfully restructured the Fund by means of position concentration and a sector focus on information technology stocks. The Fund now contains approximately 60 positions down from over 100 positions when we assumed control last year. By virtue of this approach we have been able to concentrate on our best ideas and let our winners run. In addition, this has fostered greater research depth and corporate dialogue with management of our favorite stocks. Our bottom-up stock selection combined with selective country weightings have led to our out-performance this quarter.

Meeting Investment Objective:

            Our strategic overview for emerging markets for the new year continues to be based upon three themes:

        1)   Underweight Latin America

We continue to believe that Latin American stocks will underperform next year due primarily to political concerns and debt overhang. However, we are turning more positive on certain sectors and on Brazil in particular. Although we plan to remain underweight relative to the benchmark suggestion of nearly 30%, we do not expect to remain as underweight as we have been recently. In particular, we believe that there will be a flood of new technology issues from Latin America next year which should reignite investor interest in the region.

        2)   Overweight Specific Asian Markets

The continued positive economic progress evidenced in North Asian markets and the recent inclusion of China into the World Trade Organization will underpin out-performance from this region next year. Hence, we remain positive and overweight in Asian markets. In particular, we expect to focus on the emerging second tier over-the-counter markets particularly in Korea, Hong Kong and Singapore/Malaysia. The relative growth of the Korean OTC market, KOSDAQ, has been staggering this year alone, with average daily volume now exceeding $1 billion per day, up from $10 to $20 million last year. Moreover, just as we have seen in the U.S. over the past decade, the most robust and highest growth stocks can be best accessed earlier in their corporate history via such exchanges. The Growth and Enterprise Market (GEM) in Hong Kong, promises to be a “KOSDAQ in the making” for next year and we are beginning to actively seek stocks in that market.

        3)   Continued Strong Overweight: Turkey & India

Turkey was the best performing market in the world in the fourth quarter and contributed greatly to our out-performance in the fourth quarter. We continue to believe that a new investment paradigm is evolving in Turkey and that sharply lower interest rates for fiscal year 2000 will drive equity prices to new highs. Moreover, as real interest rates continue to fall we expect domestic investors to increasingly redirect personal savings from the local debt market to the stock market. In addition, the Turkish government shall begin the process of selling state assets, such as the Turk Telecom to meet IMF and EU benchmarks.

The Indian stock market remains one of our core markets for the New Year. Our optimism regarding the Indian stock market is anchored on essentially three principles. First, we believe that the Indian technology sector is dynamic, innovative and aggressive; the sector has overcome its “only good for Y2K” label and is competing head-on with its international counterparts. Second, the Indian stock market is revitalizing and experiencing domestic investor interest thanks to improved corporate governance and newly designed trading systems which have greatly reduced the cost and headache of local share trading. Finally, the Indian political scene seems to have settled down to a predictable course that we interpret as bullish for economic growth and conducive to consumer spending.

Portfolio Differentiation:

            We continue to highlight our portfolio differentiation that is based on essentially three themes:

        1)   Growth over Value

In the universe of Emerging Markets managers, most are value and large-cap oriented. This is a reflection of the indices, MSCI and IFC. Unlike in U.S. fund management where there are sectoral and style differentiation amongst managers and rankings, there exist no such sub-categories in foreign equities or emerging markets. We have adopted a growth and technology focus to our bottom-up stock selection process, which we believe will enhance returns over the long-term.

        2)   Geographic Overweight/Underweight Bias

In addition, we continue to utilize our successful top-down political/economic ranking system. As this system can yield market divergent opinions it sometimes results in either strong overweight or the possibility of zero weight positions even in markets which on an index basis can be low weight or high weight.

        3)   Technology/Services and Consumer Sector Focus

Renewed growth in emerging markets combined with unleashed marginal savings has in our opinion produced the possibility for substantial earnings growth in the services and consumer sectors. Moreover, the re-tooling of emerging markets companies to compete in a wired and increasingly technologically dependent world will fundamentally alter the past business models employed in the third world. We are confident that emerging markets companies see the “writing on the wall” and are leapfrogging into higher service content and human capital intensive businesses. Hence, we believe that over the next five years, emerging markets will do to the technology and services sector what they did to the manufacturing and basic industries sector ten and twenty years ago. Namely, compete and take global market share through lower price, equal or better quality and improving efficiency.

We appreciate the support of our contractholders and would be happy to respond to any questions or comments you may have. Please feel free to call us at 1-800-367-9160 or visit our website at www.lexingtonfunds.com.

Sincerely,

/s/ Alfredo M. Viegas Alfredo M. Viegas Portfolio Manager February, 2000	/s/ Mohammed Zaidi Mohammed Zaidi Portfolio Manager February, 2000	/s/ Robert M. DeMichele Robert M. DeMichele President February, 2000

            Comparison of change in value of a $10,000 Investment in
                     Lexington Emerging Markets Fund, Inc.,
      the unmanaged Morgan Stanley Capital International (EAFE) Index and
            the unmanaged Morgan Stanley Emerging Markets Free Index

                                  [LINE GRAPH]

--------------------------------------------------------------------------
             Lexington Emerging
 Date                Mkts                EAFE               MSCI EMF
--------------------------------------------------------------------------
    3/30/94          $10,000            $10,000              $10,000
   12/31/94          $10,076            $10,414              $10,190
   12/31/95           $9,679            $11,617               $9,661
   12/31/96          $10,433            $12,355              $10,243
   12/31/97           $9,200            $12,610               $9,057
   12/31/98           $6,629            $15,173               $6,762
   12/31/99          $15,057            $19,316              $11,253
--------------------------------------------------------------------------

------------------------------------------------------------------------------
Annualized Return   Lexington Emerging Markets     EAFE              MSCI EMF
------------------------------------------------------------------------------
      1 YR                127.14%                 27.30%              66.41%
      5 YR                 8.37%                  13.15%              2.00%
Since Inception            7.37%                  12.11%              2.07%

     N=2102      N=# of days betw. 3/30/94 and 12/31/99

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the unmanaged Morgan Stanley
Capital International (EAFE) Index and the unmanaged Morgan Stanley Capital
International (EAFE) Index and the Morgan Stanley Emerging Markets Free Index
include the reinvestment of all dividend and capital gain distributions. The
Fund's Inception Date was 3/30/94. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive and it is not predictive of future results.

*
127.14%, 8.37% and 7.37% are the one, five and since commencement (3/30/94) average annual standard total returns, respectively, for the period ended December 31, 1999. Performance shown for the one year period occurred during a time of generally favorable market conditions. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return represents past performance and is not predictive of future results. Investing in emerging markets, rather than established markets, has special risks, including currency fluctuations and political instability. There is no guarantee that the Fund can achieve its objective.

                                  [PIE CHART]

                     Lexington Emerging Markets Fund, Inc.
                   Portfolio Summary as of December 31, 1999

Asset Allocation

Common Stocks                                            91.7%
Preferred Stocks                                          4.6%
Cash & Cash Equivalents                                   3.7%

Top Country Holdings

South Korea                                              19.5%
Turkey                                                   13.4%
India                                                    12.9%
Brazil                                                    7.4%
South Africa                                              7.3%
Lexington Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1999

Number of Shares	Security	Value (Note 1)

	COMMON STOCKS: 91.7%

	Australia: 0.4%
50,000	Techniche, Ltd. [1]	$ 171,764

	Brazil: 2.8%
20,000	Terra Networks, S.A. [1]	1,087,500

	Czech Republic: 0.2%
10,625	Central European Media Enterprises, Ltd. [1]	72,549

	Greece: 3.4%
10,000	Antenna TV S.A. (ADR)	175,000
55,000	Hellenic Telecommunications Organization S.A. (ADR)	656,563
15,500	STET Hellas Telecommunications S.A. (ADR) [1]	470,812

		1,302,375

	Hungary: 3.1%
30,000	Synergon Information Systems, Ltd. (GDR) [1,2]	291,000
20,000	Uproar, Ltd. [1]	928,131

		1,219,131

	India: 12.9%
11,650	Hindalco Industries, Ltd. (GDR)	275,522
20,000	Indian Hotels Company, Ltd. (GDR) [2]	193,500
6,000	Infosys Technologies, Ltd. (ADR)	1,956,000
15,000	Satyam Infoway, Ltd. (ADR) [1]	2,310,000
50,000	Tata Engineering and Locomotive Company, Ltd. (GDR)	268,750

		5,003,772

	Indonesia: 0.2%
10,000	Gulf Indonesia Resources, Ltd. [1]	81,250

	Israel: 1.9%
20,750	I.T. International Theatres, Ltd. [2]	170,150
16,500	Orckit Communications, Ltd. [1]	568,734

		738,884

	Malaysia: 4.3%
286,000	Resorts World Bhd	820,368
222,000	Telekom Malaysia Bhd	858,789

		1,679,157

	Mexico: 4.7%
35,000	Pepsi-Gemex S.A. (GDR) [1]	225,312
6,665	TV Azteca S.A. de C.V. (ADR) [2]	59,985
171,000	TV Azteca S.A. de C.V. (ADR)	1,539,000

		1,824,297

	Pakistan: 0.7%
600,000	Pakistan Telecommunications Company, Ltd.	250,988

Number of Shares	Security	Value (Note 1)

	Philippines: 0.4%
1,200,000	Music Corporation [1]	$ 157,816

	Portugal: 1.0%
40,000	ParaRede, SGPS SA [1]	397,312
100	PT Multimedia-Servicos de
	Telecomunicacoes e Multimedia SGPS SA [1]	5,660

		402,972

	Russia: 0.9%
11,800	Lukoil Holdings of Russia	142,190
2,900	Lukoil Holdings of Russia (ADR)	142,100
750	Moscow Telephone Systems [1]	63,519

		347,809

	Singapore: 4.2%
27,900	Creative Technology, Ltd.	505,749
300,000	Dairy Farm International Holdings, Ltd. [1]	270,000
40,000	Singapore Press Holdings, Ltd.	866,744

		1,642,493

	South Africa: 7.3%
227,453	Dimension Data Holdings, Ltd. [1]	1,425,841
80,000	Ixchange Technology Holdings, Ltd. [1]	337,797
1,500,000	Paradigm Capital Holdings, Ltd. [1]	155,907
229,480	Primedia, Ltd.	294,418
184,140	Primedia, Ltd. (N shares)	227,277
309,040	The Education Investment Corporation, Ltd.	258,473
632,800	Union Alliance Media, Ltd. [1]	123,322

		2,823,035

	South Korea: 19.5%
4,000	Cheil Jedang Corporation	462,571
5,000	Dacom Corporation	2,582,097
40,000	Daewoo Securities Company	453,743
40,639	Hyundai Electronics Industries Company [1]	864,583
9,361	Hyundai Electronics Industries Company (Rights) [1]	199,153
19,477	Kumho Electric, Inc. [1]	622,411
9,000	LG Information & Communication, Ltd.	1,493,644
20,000	LG Investment & Securities Company, Ltd.	340,749
4,462	LG Investment & Securities Company, Ltd. (Rights) [1]	76,021
30,000	Medison Company	438,294
1,350	Telson Electronics Company, Ltd.	26,457
4,618	Tongyang Merchant Bank Bond	1,631

		7,561,354

Lexington Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1999 (continued)

Number of Shares	Security	Value (Note 1)

	COMMON STOCKS (continued):

	Taiwan: 4.2%
226,000	Mitac International Corporation	$ 346,750
743,000	Picvue Electronics, Ltd.	895,866
364,000	Taiwan Cement Corporation	376,191

		1,618,807

	Thailand: 3.7%
985,373	K.R. Precision Public Company, Ltd. [1]	740,832
2,300,000	KGI Securities One Public Company, Ltd. [1]	336,660
80,000	KGI Securities One Public Company, Ltd. (Warrants) [1]	4,684
702,000	Krung Thai Bank Public Company, Ltd. [1]	368,982

		1,451,158

	Turkey: 13.4%
15,000,000	Akbank T.A.S.	442,650
75,000,000	Dogan Yayin Holdings [1]	1,107,000
8,500,000	Haci Omer Sabanci Holding A.S.	493,935
11,000,000	Netas Northern Electric Telekomunikasyon A.S.	1,461,020
7,000,000	Vestel Elektronik Sanayi ve Ticaret A.S. [1]	1,678,670

		5,183,275

	United States: 1.2%
25,000	IDT Corporation [1]	472,656

	Venezuela: 1.3%
20,000	Compania Anonima Nacional Telefonos de Venezuela (ADR)	492,500

	TOTAL COMMON STOCKS (cost $23,314,689)	35,585,542

Number of Shares or Principal Amount	Security	Value (Note 1)

	PREFERRED STOCKS: 4.6%

	Brazil: 4.6%
22,000,000	Banco do Estado de Sao Paulo S.A.	$ 785,053
79,400	Tele Centro Oeste Celular Participacoes S.A. (ADR)	516,100
20,000	Telesp Participacoes S.A. (ADR)	488,750

	TOTAL PREFERRED STOCKS
	(cost $1,472,632)	1,789,903

	U.S. GOVERNMENT OBLIGATION: 1.8%
$4,101,000	U.S. Strip Bond, 0.00%, due 02/15/2027 (cost $837,827)	710,539

	TOTAL INVESTMENTS: 98.1%
	(cost $25,625,148†) (Note 1)	38,085,984
	Other assets in excess of liabilities: 1.9%	717,306

	TOTAL NET ASSETS: 100.0%
	(equivalent to $12.81 per share on 3,030,300 shares outstanding)	$ 38,803,290

[1]	Non-income producing security.

[2]	Restricted security (Note 6).

ADR  - American Depository Receipt.

GDR  - Global Depository Receipt.

†	Aggregate cost for Federal income tax purposes is $25,767,201.

At December 31, 1999, the composition of the Fund’s net assets by industry concentration was as follows:

Banking	4.1%
Capital Equipment	0.7
Computer Software	7.7
Consumer Non-durable	1.8
Electrical & Electronics	12.9
Energy Sources	0.9
Financial Services	3.5%
Health & Personal Care	1.1
Internet	21.5
Materials	1.7
Media	9.7
Merchandising	0.7
Multi-Industry	1.3%
Semiconductor	3.1
Services	5.5
Telecommunications	20.1
Other Assets	3.7

Total Net Assets	100.0%

The Notes to Financial Statements are an integral part of this statement.

Lexington Emerging Markets Fund, Inc.
Statement of Assets and Liabilities
December 31, 1999

Assets

Investments, at value (cost $25,625,148) (Note 1)	$38,085,984

Cash	916,294

Foreign currency, at value (cost $50,969) (Note 1)	51,402

Receivable for shares sold	180,011

Dividends and interest receivable	36,993

Total Assets	39,270,684

Liabilities

Due to Lexington Management Corporation (Note 2)	25,211

Payable for investment securities purchased	64,204

Payable for shares redeemed	339,832

Accrued expenses	38,147

Total Liabilities	467,394

Net Assets (equivalent to $12.81 per share on 3,030,300 shares outstanding) (Note 3)	$38,803,290

Net Assets consist of:

Capital stock — authorized 500,000,000 shares, $.001 par value per share	$ 3,030

Additional paid-in capital (Note 1)	29,047,688

Accumulated net realized loss on investments and foreign currency transactions (Notes 1 and 7)	(2,709,128)

Unrealized appreciation of investments and foreign currency translation of other assets and liabilities	12,461,700

Total Net Assets	$38,803,290

Lexington Emerging Markets Fund, Inc.
Statement of Operations
Year ended December 31, 1999

Investment Income
Dividends	$ 240,412
Interest	90,370

	330,782
Less: foreign tax expense	21,205

Total investment income		$ 309,577

Expenses
Investment advisory fee (Note 2)	181,306
Custodian expenses	66,450
Professional fees	32,895
Printing and mailing expenses	23,483
Directors ’ fees and expenses	18,500
Accounting expenses (Note 2)	14,504
Computer processing fees	9,297
Transfer agent expenses	5,368
Registration fees	1,556
Amortization of deferred organization costs (Note 1)	1,098
Other expenses	8,265

Total expenses		362,722

Net investment loss		(53,145)

Realized and Unrealized Gain on Investments (Note 4)
Net realized gain (loss) on:
Investments	4,984,384
Foreign currency transactions	(49,541)

Net realized gain		4,934,843
Net change in unrealized appreciation (depreciation) of:
Investments	16,343,696
Foreign currency translation of other assets and liabilities	(4,621)

Net change in unrealized appreciation		16,339,075

Net realized and unrealized gain		21,273,918

Increase in Net Assets Resulting from Operations		$21,220,773

The Notes to Financial Statements are an integral part of these statements.
7
Lexington Emerging Markets Fund, Inc.
Statements of Changes in Net Assets
Years ended December 31, 1999 and 1998

	1999	1998
Operations:
Net investment income (loss)	$ (53,145)	$ 156,591
Net realized gain (loss) from investments and foreign currency transactions	4,934,843	(6,978,668)
Net change in unrealized appreciation of investments and foreign currency translation	16,339,075	798,531

Net increase (decrease) in net assets resulting from operations	21,220,773	(6,023,546)

Distributions to Shareholders: (Note 1)
Distributions to shareholders from net investment income	(114,959)	(91,329)
Distributions to shareholders from net realized gains from security transactions	—	(1,470,030)

Decrease in net assets from distributions	(114,959)	(1,561,359)

Capital Share Transactions: (Note 3)
Proceeds from sale of shares	24,790,180	10,869,701
Reinvested dividends	114,964	1,561,356
Cost of shares redeemed	(22,598,507)	(13,507,774)

Net increase (decrease) in net assets from capital share transactions	2,306,637	(1,076,717)

Net increase (decrease) in net assets	23,412,451	(8,661,622)
Net Assets:
Beginning of period	15,390,839	24,052,461

End of period (including undistributed net investment income of $0 and $114,759 in 1999 and 1998, respectively) (Note 1)	$38,803,290	$15,390,839

The Notes to Financial Statements are an integral part of these statements.

Lexington Emerging Markets Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998

1.   Significant Accounting Policies

Lexington Emerging Markets Fund, Inc. (the “Fund”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets. With the exception of shares held in connection with initial capital of the Fund, shares of the Fund are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

        Investments     Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the 1.  Significant Accounting Policies (continued)

securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund ’s Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

        Foreign Currency Transactions     Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund’s commitments under forward foreign currency contracts entered into with respect to position hedges. There are no forward foreign currency contracts outstanding at December 31, 1999.

         Federal Income Taxes     It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

         Distributions     Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Fund’s capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

         Deferred Organization Expenses    Organization expenses aggregating $22,290 have been fully amortized as of March 31, 1999.

         Use of Estimates     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Lexington Emerging Markets Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

2.   Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ( “LMC”) at an annual rate of 0.85% of the Fund’s average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with Stratos Advisors, Inc. (“Stratos”) under which Stratos provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and Stratos, LMC pays Stratos a monthly sub-advisory fee at an annual rate of 0.35% of the Fund’s average daily net assets. For 1999, LMC has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses but including management fee and operating expenses) to an annual rate of 2.50% of the Fund’s average daily net assets. No reimbursement was required for the year ended December 31, 1999.

The Fund reimburses LMC for certain expenses, including accounting costs of $14,504, which are incurred by the Fund, but paid by LMC.

3.   Capital Stock

Transactions in capital stock were as follows:

	Year ended
	December 31, 1999		December 31, 1998
	Shares	Amount	Shares	Amount
Shares sold	3,160,008	$24,790,180	1,576,623	$10,869,701
Shares issued on reinvestment of dividends	15,515	114,964	314,789	1,561,356

	3,175,523	24,905,144	1,891,412	12,431,057
Shares redeemed	(2,859,941)	(22,598,507)	(1,877,437)	(13,507,774)

Net increase (decrease)	315,582	$ 2,306,637	13,975	$ (1,076,717)

4.   Investment Transactions

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1999, excluding short-term securities, were $40,753,772 and $37,469,216, respectively.

At December 31, 1999, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $14,900,092 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $2,581,309.

5.   Investment and Concentration Risks

The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.
Lexington Emerging Markets Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

6.   Restricted Securities

The following securities were purchased under Rule 144A of the Securities Act of 1933 or issued in private placements and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors. Pursuant to guidelines adopted by the Fund’s Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund’s net assets, at market value.

Security	Acquisition Date	Shares	Market Value	Percent of Net Assets
Indian Hotels Company, Ltd. (GDR)	07/16/99	20,000	$193,500	0.50%
I.T. International Theatres, Ltd.	03/19/99	20,750	170,150	0.44
Synergon Information Systems, Ltd. (GDR)	04/23/99	30,000	291,000	0.75
TV Azteca S.A. de C.V. (ADR)	07/02/99	6,665	59,985	0.15

			$714,635	1.84%

7.   Federal Income Taxes—Capital Loss Carryforwards

Capital loss carryforwards 1 available for Federal income tax purposes as of December 31, 1999 are approximately $2,567,078 expiring in 2006.

To the extent any future capital gains are offset by these losses, such gains may not be distributed to shareholders.

[1]	Temporary book-tax differences of $142,050 are the result of wash sales.

8.   Tax Information (unaudited)

For the year ended December 31, 1999, the percentage of ordinary income distributions paid by the Fund derived from agency and direct obligations of the United States government were as follows:

U.S. Treasury	12.07%
Federal Home Loan Bank	2.54
Federal Home Loan Mortgage Corporation	2.54
Lexington Emerging Markets Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:

	Year ended December 31,
	1999	1998	1997	1996	1995
Net asset value, beginning of period	$ 5.67	$ 8.91	$10.11	$ 9.38	$ 9.86

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.06	0.03	0.02	0.09
Net realized and unrealized gain (loss) on investments and foreign currencies	7.20	(2.64)	(1.22)	0.71	(0.48)

Total income (loss) from investment operations	7.18	(2.58)	(1.19)	0.73	(0.39)

Less distributions:
Distributions from net investment income	(0.04)	(0.04)	(0.01)	—	(0.09)
Distributions from net realized gains	—	(0.62)	—	—	—

Total distributions	(0.04)	(0.66)	(0.01)	—	(0.09)

Net asset value, end of period	$12.81	$ 5.67	$ 8.91	$10.11	$ 9.38

Total return	127.14%	(27.95)%	(11.81)%	7.46%	(3.93)%

Ratio to average net assets:
Expenses, before reimbursement	1.70%	2.08%	1.91%	2.23%	4.09%
Expenses, net of reimbursement	1.70%	2.08%	1.84%	1.64%	1.32%
Net investment income (loss), before reimbursement	(0.25)%	0.84%	0.18%	(0.39)%	(1.45)%
Net investment income (loss)	(0.25)%	0.84%	0.26%	0.20%	1.33%
Portfolio turnover rate	182.64%	121.31%	157.52%	95.18%	88.92%
Net assets, end of period (000 ’s omitted)	$38,803	$15,391	$24,052	$21,678	$7,815
Independent Auditors’ Report

The Board of Directors and Shareholders
Lexington Emerging Markets Fund, Inc.:

            We have audited the accompanying statement of net assets (including the portfolio of investments) and assets and liabilities of Lexington Emerging Markets Fund, Inc. as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund ’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Emerging Markets Fund, Inc. as of December 31, 1999, the result of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

KMPG LLP

New York, New York
February 7, 2000